UNITED STATES
SECURITIES AND EXCHANGE COMMISSION
Washington, D.C. 20549

SCHEDULE 14A

Proxy Statement Pursuant to Section 14(a) of the Securities Exchange Act of 1934 (Amendment No. )

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☐ Preliminary Proxy Statement
☐ Confidential, for Use of the Commission Only (as permitted by Rule 14a-6(e)(2))
☐ Definitive Proxy Statement
☒ Definitive Additional Materials
☐ Soliciting Material Pursuant to §240.14a-12

SANMINA-SCI CORPORATION
(Name of Registrant as Specified In Its Charter)

(Name of Person(s) Filing Proxy Statement, if other than the Registrant)

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SANMINA-SCI CORPORATION

** IMPORTANT NOTICE **

Regarding the Availability of Proxy Materials

You are receiving this communication because you hold shares in the above company, and the materials you should review before you cast your vote is now available.

This communication presents only an overview of the more complete proxy materials that are available to you on the Internet.  We encourage you to access and review all of the important information contained in the proxy material before voting.

SANMINA-SCI CORPORATION

INVESTOR RELATIONS

2700 NORTH FIRST STREET

SAN JOSE, CALIFORNIA 95134

Shareholder Meeting to be held on 9/29/08

Proxy Materials Available

•      Notice & Proxy Statement

PROXY MATERIALS - VIEW OR RECEIVE

You can choose to view the materials online or receive a paper or e-mail copy. There is NO charge for requesting a copy. Requests, instructions and other inquiries will NOT be forwarded to your investment advisor.

To facilitate timely delivery please make the request as instructed below on or before 9/15/08.

HOW TO VIEW MATERIALS VIA THE INTERNET

Have the 12 Digit Control Number(s) available and visit: www.proxyvote.com

HOW TO REQUEST A COPY OF MATERIALS

1) BY INTERNET -    www.proxyvote.com

2) BY TELEPHONE - 1-800-579-1639

3) BY E-MAIL* -        sendmaterial@proxyvote.com

*If requesting materials by e-mail, please send a blank e-mail with the 12 Digit Control Number (located on the following page) in the subject line.

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See the Reverse Side for Meeting Information and Instructions on How to Vote

Meeting Information

Meeting Type:	Special
Meeting Date:	9/29/08
Meeting Time:	11:00 AM PT
For holders as of:	8/8/08

Meeting Location:

30 E. Plumeria Drive

San Jose, CA 95134

Meeting Directions:

For Meeting Directions Please Call:

408-964-3500

How To Vote

Vote In Person

Many shareholder meetings have attendance requirements including, but not limited to, the possession of an attendance ticket issued by the entity holding the meeting. Please check the meeting material for any special requirements for meeting attendance. At the Meeting you will need to request a ballot to vote these shares.

Vote By Internet

To vote now by Internet, go to
WWW.PROXYVOTE.COM.

Use the Internet to transmit your voting instructions and for electronic delivery of information up until 8:59 P.M. Pacific Time the day before the cut-off date or meeting date. Have your notice in hand when you access the web site and follow the instructions.

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Voting items

The Board of Directors recommends a vote FOR the following proposal.

1.               Proposal to approve an amendment to Sanmina-SCI Corporation’s restated certificate of incorporation to effect a reverse stock split of Sanmina-SCI Corporation’s common stock pursuant to which any whole number of outstanding shares between and including Three (3) and Ten (10) would be combined into one share of common stock and to concurrently decrease the authorized number of shares of common stock on a proportional basis and to authorize Sanmina-SCI Corporation’s Board of Directors to select and file one such amendment.

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